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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated April 22, 1998, included in the Form 10-KSB, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 333-27393 and 333-27395).

                                        ARTHUR ANDERSEN LLP
Las Vegas, Nevada
April 30, 1998